                              SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         United Community Financial Corp.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]       Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          UNITED COMMUNITY FINANCIAL CORP.
                               275 FEDERAL PLAZA WEST
                            YOUNGSTOWN, OHIO 44503-1203
                                   (330) 742-0500

                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders of United Community Financial Corp. (UCFC), will be held at Mr. Anthony's, 7440 South Avenue, Boardman, Ohio, on July 12, 1999, at 10:00 a.m., Eastern Daylight Saving Time (Special Meeting), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To approve the United Community Financial Corp. 1999 Long-Term Incentive Plan, a copy of which is attached hereto as Exhibit A;

     2. To approve the United Community Financial Corp. Recognition and Retention Plan and Trust Agreement, a copy of which is attached hereto as Exhibit B; and

     3. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Only shareholders of UCFC of record at the close of business on May 28, 1999, will be entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Whether or not you expect to attend the Special Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Special Meeting.

                                   By Order of the Board of Directors





Youngstown, Ohio                   Douglas M. McKay,
June 7, 1999                       President and Chairman of the Board

                          UNITED COMMUNITY FINANCIAL CORP.
                               275 FEDERAL PLAZA WEST
                            YOUNGSTOWN, OHIO 44503-1203
                                   (330) 742-0500

                                  PROXY STATEMENT

                                      PROXIES

     The enclosed proxy is being solicited by the Board of Directors of United Community Financial Corp., an Ohio corporation (UCFC), for use at a Special Meeting of Shareholders of UCFC to be held at Mr. Anthony's, 7440 South Avenue, Boardman, Ohio, on July 12, 1999, at 10:00 a.m., Eastern Daylight Saving Time, and at any adjournments thereof (Special Meeting). Without affecting any vote previously taken, the proxy may be revoked by a shareholder by executing a later dated proxy which is received by UCFC before the proxy is exercised or by giving notice of revocation to UCFC in writing or in open meeting before the proxy is exercised. Attendance at the Special Meeting will not, of itself, revoke a proxy.

     Each properly executed proxy received prior to the Special Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the approval of the United Community Financial Corp. 1999 Long-Term Incentive Plan (Incentive Plan), a copy of which is attached hereto as Exhibit A; and

     FOR the approval of the United Community Financial Corp. Recognition and Retention Plan and Trust Agreement (RRP), a copy of which is attached hereto as Exhibit B.

     Proxies may be solicited by the directors, officers and other employees of UCFC and The Home Savings and Loan Company of Youngstown, Ohio (Home Savings), in person or by telephone, telecopy, telegraph or mail, only for use at the Special Meeting. UCFC has retained Corporate Investor Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. UCFC will pay Corporate Investor Communications, Inc. a fee of approximately $6,000, plus reimbursement for out-of-pocket expenses. Proxies will not be used for any other meeting. All costs of soliciting proxies will be borne by UCFC.

     Only shareholders of record as of the close of business on May 28, 1999 (Voting Record Date), are entitled to vote at the Special Meeting. Each such shareholder will be entitled to cast one vote for each share owned. UCFC's records disclose that, as of the Voting Record Date, there were 34,715,625 votes entitled to be cast at the Special Meeting.

     This Proxy Statement is first being mailed to the shareholders of UCFC on or about June 7, 1999.

                                   VOTE REQUIRED

     A majority of the votes eligible to be cast at the Special Meeting must be present in person or by proxy to establish a quorum. Abstentions and shares held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to one or more proposals (Non-votes) will be counted as present for purposes of establishing a quorum. The affirmative vote of the holders of at least a majority of the shares of UCFC present in person or by proxy at the Special Meeting is necessary to approve the Incentive Plan and the RRP. Abstentions and Non-votes will have the same effect as a vote against the approval of the Incentive Plan and the RRP. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the approval of the Incentive Plan or the RRP by checking the appropriate block on the Proxy, such person's shares will be voted FOR the adoption of the Incentive Plan or the RRP and will not be considered Non-votes.

     If you hold your shares in a broker or bank "street" account and wish to vote in person at the Special Meeting, you must obtain the appropriate documentation from your broker or bank custodian. Please read the back of the voting instruction form you received from ADP Proxy Services to learn how you can obtain authorization to vote in person at the Special Meeting.


                    VOTING SECURITIES AND OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only person known to UCFC to own beneficially more than five percent of the outstanding common shares of UCFC as of May 1, 1999:

                              Amount and nature of         Percent of
 Name and address             beneficial ownership     shares outstanding
 ----------------             --------------------     ------------------
 United Community Financial
 Corp. Employee Stock
 Ownership Plan                  2,677,250 (1)               7.71%
 5700 RiverTech Court
 Riverdale, Maryland  20737

-------------------------

(1) Includes 2,586,161 unallocated shares with respect to which Riggs Bank N.A., as the Trustee for the United Community Financial Corp. Employee Stock Ownership Plan (ESOP), has shared voting power.

     The following table sets forth certain information with respect to the number of common shares of UCFC beneficially owned by each director of UCFC and by all directors and executive officers of UCFC as a group as of May 1, 1999:

                                                 Amount and nature of
                                                  beneficial ownership
                                        --------------------------------------------
                                         Sole voting and           Shared voting and        Percent of
 Name and address (1)                   investment power            investment power    shares outstanding
 --------------------                   ----------------           ------------------   ------------------
 Richard M. Barrett                         17,770                       17,529                0.11%
 Douglas M. McKay                           35,007                       78,764                0.33
 Herbert F. Schuler, Sr.                     9,684                       40,860                0.15
 Donald J. Varner                           17,164                       32,838                0.14
 John F. Zimmerman, Jr.                        590                       11,480                0.03
 All directors and executive
     officers as a group (6 persons)       109,997                      204,000                0.90

--------------------------

(1) Each of the persons listed in this table may be contacted at the address of UCFC.


                  COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS


EXECUTIVE COMPENSATION

     The following table presents certain information regarding the compensation paid to the chief executive officer of UCFC and each executive officer of UCFC who received cash and cash equivalent compensation in excess of $100,000 from UCFC and Home Savings for services rendered to UCFC and Home Savings during 1998.


                             SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------
                                        Annual compensation
                                       --------------------------
 Name and principal        Year        Salary ($)(1)    Bonus ($)             All other
 position                                                                  compensation ($)
--------------------------------------------------------------------------------------------
 Douglas M. McKay          1998           $300,000      $185,481             $41,717 (2)
      President            1997            239,934       120,614              28,455 (3)

 Donald J. Varner          1998           $135,800       $76,671             $41,795 (4)
      Secretary            1997            126,588        56,418              24,823 (5)

 Patrick A. Kelly          1998           $133,700       $76,057             $41,738 (6)
      Treasurer            1997            115,184        54,859              24,412 (7)
--------------------------------------------------------------------------------------------

(footnotes on following page)

(1) Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Home Savings of providing such benefits to each named executive officer was less than 10% of his cash compensation.

(2) Consists of directors' fees of $16,800, a matching contribution of $2,500 paid by Home Savings to Mr. McKay's account in The Home Savings and Loan Company 401(k) Savings Plan (401(k) Plan) and the $22,417 value at December 31, 1998, of 1,507 shares allocated to Mr. McKay's ESOP account.

(3) Consists of directors' fees of $16,000, a matching contribution of $9,595 and a discretionary contribution of $2,860 paid by Home Savings to Mr. McKay's account in the 401(k) Plan.

(4) Consists of directors' fees of $17,200, a matching contribution of $2,178 paid by Home Savings to Mr. Varner's account in the 401(k) Plan and the $22,417 value at December 31, 1998, of 1,507 shares allocated to Mr. Varner's ESOP account.

(5) Consists of directors' fees of $15,600, a matching contribution of $7,777 and a discretionary contribution of $1,446 paid by Home Savings to Mr. Varner's account in the 401(k) Plan.

(6) Consists of directors' fees of $17,200, a matching contribution of $2,121 paid by Home Savings to Mr. Kelly's account in the 401(k) Plan and the $22,417 value at December 31, 1998, of 1,507 shares allocated to Mr. Kelly's ESOP account.

(7) Consists of directors' fees of $16,000, a matching contribution of $7,127 and a discretionary contribution of $1,285 paid by Home Savings to Mr. Kelly's account in the 401(k) Plan.


EMPLOYMENT AGREEMENTS

     On December 17, 1998, Home Savings entered into employment agreements with Douglas M. McKay, Donald J. Varner and Patrick A. Kelly (collectively, Employment Agreements). Each of the Employment Agreements provide for a term of three years and performance reviews by the Board of Directors not less often than annually at which time the Employment Agreement may be extended for a period of one year. The Employment Agreements also provide for the inclusion of the officers in any formally established employee benefit, bonus, pension, and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave in accordance with Home Savings' prevailing policies.

     The Employment Agreements are terminable by Home Savings at any time. In the event of termination by Home Savings for "cause," as defined in the Employment Agreements, the employee has no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home Savings other than for cause or in connection with a "change of control," as defined in the Employment Agreements, the employee is entitled to a continuation of salary payments for a period of time equal to the remaining term of the Employment Agreement, a continuation of benefits substantially equal to those being provided at the date of termination of his employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which the employee becomes employed full-time by another employer, and a cash bonus equal to the cash bonus, if any, paid to the employee in the twelve-month period prior to the termination of his employment.

     In the event of termination in connection with a "change in control," the employee is entitled to payment of an amount equal to 2.99 times the employee's annual compensation immediately preceding the termination of his employment. In addition, the employee is entitled to continued coverage under benefit plans until the earliest of the end of the term of his Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which the employee may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (Code). "Control," as defined in the Employment Agreements, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of Home Savings or UCFC, the control of the election of a majority of the directors of Home Savings or UCFC, or the exercise of a controlling influence over the management or policies of Home Savings or UCFC.

     The aggregate payments that would have been made to Messrs. McKay, Varner and Kelly pursuant to the Employment Agreements, assuming their termination at January 1, 1999, following a change of control, would have been approximately $923,910, $418,223 and $411,756, respectively.

PENSION PLAN

     Home Savings maintains and currently administers a defined benefit retirement plan (Pension Plan). Prior to December 31, 1998, employees became eligible to participate in the Pension Plan on the first day of the plan year coincident with or next following the later of the date the employee (i) attained age 20, or (ii) completed six months of continuous employment with Home Savings. In May 1999, the Board of Directors adopted a resolution terminating the Pension Plan due to the implementation of the ESOP.

     Participants become 100% vested in the Pension Plan upon completion of five years of service or upon termination of the Pension Plan. Upon retirement at age 65, vested participants are entitled to annual benefits equal to the sum of:
(i) .95% of the average of a participant's highest five of the last ten consecutive years of service (the Final Average Compensation), multiplied by the number of years of credited service, not to exceed 35 years; plus (ii) .65% of the Final Average Compensation in excess of the Social Security taxable wage bases multiplied by the participant's credited service, not to exceed 35 years; plus (iii) 1.5% of the Final Average Compensation multiplied by the participant's credited service in excess of 35 years, but not to exceed five years. The Pension Plan permits early retirement after age 60 with 15 or more years of service at a reduced benefit level.

     Home Savings funding policy is to contribute amounts to the Pension Plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as Home Savings may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

     The following table indicates the annual retirement benefit that would be payable under the Pension Plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit:

                                         Years of credited service
   Average compensation     ---------------------------------------------------
   (highest 5 years) (1)       15         20         25        30         35
   ---------------------    --------   --------    --------  --------  --------
        $20,000             $  2,545   $  3,393    $  4,242  $  5,090  $  5,938
         35,000                3,818      5,090       6,363     7,635     8,908
         40,000                5,538      7,384       9,230    11,076    12,922
         50,000                7,681     10,242      12,802    15,363    17,923
         60,000                9,824     13,099      16,374    19,649    22,924
         70,000               11,968     15,957      19,946    23,935    27,925
        100,000               18,398     24,530      30,663    36,795    42,928
        150,000               29,114     38,818      48,523    58,227    67,932

------------------------

(1) The maximum amount of annual compensation which can be considered in computing benefits under Section 401(a)(17) of the Code is $160,000.


     Mr. McKay, Mr. Kelly and Mr. Varner have approximately 26, 16 and 42 years of credited service under the Pension Plan, respectively. Their base salary and bonuses are reported above in the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT

     The business of UCFC consists principally of holding the stock of Home Savings. The functions of the executive officers of UCFC, who are also executive officers of Home Savings, pertain primarily to the operations of Home Savings. The executive officers receive their compensation, therefore, from Home Savings, rather than from UCFC. The Salary Committee of the Home Savings Board of Directors has furnished the following report concerning executive compensation.

PROCESS FOR DETERMINING COMPENSATION

     The compensation of the executive officers is reviewed annually by the Salary Committee. The Salary Committee utilizes industry survey data and takes into consideration asset bases and geographic location. In addition, the Salary Committee assesses each executive officer's contribution to UCFC and Home Savings, the skills and experiences required for each officer's position and potential contributions of the officer to the future of UCFC and Home Savings. Based on these assessments, the Salary Committee makes a recommendation to the Board of Directors of Home Savings. The Board reviews the recommendations of the Salary Committee, except that the executive officers that also serve as Board members do not participate in discussions or decisions relative to their own compensation.

COMPENSATION POLICIES

     The executive compensation program of UCFC and Home Savings is designed to attract and retain key executives by providing comparable compensation opportunities to those offered by peer group companies. The program includes a pay-for-performance component that is intended to provide rewards to executive officers for corporate performance and to motivate the officers to reach specific strategic business objectives.

DETERMINATION OF CEO'S COMPENSATION

     The Salary Committee recommended and the Board approved the 1998 compensation of Mr. McKay, the President and Chief Executive Officer of UCFC and Home Savings, pursuant to the policies described above for executive officers. The increase in Mr. McKay's compensation was based on comparative salary data gathered from various industry compensation surveys, as well as the Salary Committee's assessment of the performance of Mr. McKay, Home Savings and UCFC during 1998.

Submitted by the Salary Committee of Home Savings' Board of Directors:


 Richard M. Barrett    Charles B. Cushwa, III  Herbert F. Schuler, Sr.  John F. Zimmerman, Jr.
 James E. Bennett      Donald R. Inglis        Clarence R. Smith, Jr.


DIRECTOR COMPENSATION

     No fees are paid for service as a director of UCFC. Each director of Home Savings currently receives a retainer of $10,000 per year and $400 per meeting of the full Board attended. Non-employee directors of Home Savings receive an additional fee of $400 per committee meeting attended or $600, per committee meeting attended, if they serve as chairman of the committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1998, no member of the Salary Committee was a current or former executive officer or employee of UCFC or Home Savings or had a reportable business relationship with UCFC or Home Savings.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on UCFC's common shares during 1998 with the total return of an index of companies whose shares are traded on The Nasdaq Stock Market and an index of savings and loan associations and savings and loan holding companies. The graph assumes that 100 UCFC shares were purchased on July 9, 1998, at a purchase price of $15 per share, the closing price on that date, and not $10 per share, the initial public offering price of UCFC shares.

CERTAIN TRANSACTIONS

     Home Savings makes loans to executive officers and directors of Home Savings and UCFC in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. All outstanding loans to executive officers and directors were made pursuant to such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

          PROPOSAL ONE - APPROVAL OF THE UNITED COMMUNITY FINANCIAL CORP.
                           1999 LONG-TERM INCENTIVE PLAN

     GENERAL. The following is a summary of the terms of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached hereto as Exhibit A.

     PURPOSE. The purpose of the Incentive Plan is to promote and advance the interests of UCFC and its shareholders by enabling UCFC to attract, retain and reward directors, directors emeritus and managerial and other key employees of UCFC and any subsidiary, including Home Savings, by facilitating their purchase of an ownership interest in UCFC. Pursuant to the Incentive Plan, the maximum number of UCFC shares that may be issued pursuant to awards of stock options, stock appreciation rights (SARs), restricted shares, performance awards or other forms of stock-based incentive awards will be 3,471,562. If all shares reserved for issuance pursuant to the awards granted under the Incentive Plan are issued, the voting power of existing shareholders will be diluted by approximately 9.1%, and the influence of directors and officers of UCFC over the outcome of the vote on any matters submitted to UCFC shareholders, including changes in control, will increase.

     ADMINISTRATION AND ELIGIBILITY. The Incentive Plan will be administered by a committee of directors composed of two or more directors of UCFC who are not employees of UCFC or Home Savings (Benefit Committee). The Benefit Committee may grant options under the Incentive Plan at such times as it deems most beneficial to UCFC and Home Savings on the basis of the individual participant's position and duties and the value of the individual's services and responsibilities to Home Savings and UCFC.

     Without further approval of the shareholders, the Board of Directors may at any time terminate the Incentive Plan or may amend it from time to time as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the shareholders, make any amendment which would
(a) increase the aggregate number of common shares that may be issued under the Incentive Plan (except for adjustments to reflect certain changes in the capitalization of UCFC), (b) materially modify the requirements as to eligibility for participation in the Incentive Plan, or (c) materially increase the benefits accruing to participants under the Incentive Plan. Notwithstanding the foregoing, the Board of Directors may amend the Incentive Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

     OPTION TERMS. Options granted to the officers and employees under the Incentive Plan may be "incentive stock options" (ISOs) within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (Code), or may be options which do not qualify under Section 422 of the Code (Non-qualified Stock Options). Options granted under the Incentive Plan to directors or director emeritus who are not employees of UCFC or Home Savings will be Non-qualified Stock Options. No individual may be granted options to purchase more than 25% of the shares that may be issued pursuant to the Incentive Plan.

     The exercise price of each option granted under the Incentive Plan will be determined by the Benefit Committee at the time the option is granted; provided, however, that the exercise price of an option may not be less than 100% of the fair market value of the shares on the date of the grant. In addition, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of the outstanding common shares of UCFC. The Benefit Committee will fix the term of each option, except that an ISO will not be exercisable after the expiration of ten years from the date it is granted; provided, however, that if a recipient of an ISO owns a number of shares representing more than 10% of UCFC shares outstanding at the time the ISO is granted, the term of the ISO will not exceed five years. If the fair market value of shares awarded pursuant to ISOs that are exercisable for the first time during any calendar year by a participant under the Incentive Plan exceeds $100,000, the ISOs will be Non-qualified Stock Options to the extent of such excess.

     An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination of an option recipient's employment for cause, as defined in the Incentive Plan, will result in the annulment of any outstanding exercisable options. Any outstanding options that have not yet been exercised will terminate upon the resignation, removal or retirement of a director or director emeritus of UCFC or Home Savings, or upon the termination of employment of an officer or employee of UCFC or Home Savings, except in the case of death, disability or retirement between ages 60 and 64 with 15 years of service to UCFC or a subsidiary, or retirement at or after age 65, of the recipient or a change in control of UCFC or Home Savings, as defined in the Incentive Plan.

     UCFC will receive no monetary consideration for the granting of options under the Incentive Plan. Upon the exercise of options, UCFC will receive payment of cash or, if acceptable to the Benefit Committee, common shares of UCFC or the surrender of outstanding stock options. The market value of the common shares underlying the options reserved for the Incentive Plan is approximately $42.7 million, based upon the 3,471,562 shares reserved, multiplied by the $12.31 per share closing sales price of shares of UCFC on June 1, 1999, as quoted on the Nasdaq National Market.

     TAX TREATMENT OF INCENTIVE STOCK OPTIONS. An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the difference between the fair market value of the shares at the time of exercise and the exercise price may be subject to the alternative minimum tax. Upon disposition of shares acquired from the exercise of an ISO, capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the optionee disposes of the shares within two years of the date of grant or within one year from the date of the issuance of the shares to the optionee (Disqualifying Disposition), then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

     UCFC will not be entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition that satisfies the limitations of Section 162(m) of the Code.
Section 162(m) provides that a publicly held company may not deduct "applicable employee remuneration" to the extent that such remuneration paid to an employee for a taxable year exceeds $1.0 million; provided, however, that if the compensation is paid solely on the basis of specified performance goals, its does not count towards the $1.0 million limit. Ordinary income from a Disqualifying

Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

     If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized by the optionee upon delivering previously acquired shares to UCFC. Shares received by the optionee equal in number to the previously acquired common shares exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

     TAX TREATMENT OF NON-QUALIFIED STOCK OPTIONS. A recipient of a Non-qualified Stock Option does not recognize taxable income on the date of grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. In general, the optionee must recognize ordinary income at the time of exercise of a Non-qualified Stock Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option exercise price. The ordinary income recognized will constitute compensation for which tax withholding by UCFC generally will be required. The amount of ordinary income recognized by an optionee will be deductible by UCFC in the year that the optionee recognizes the income if UCFC complies with any applicable withholding requirement and the limitations of Section 162(m) of the Code discussed above.

     If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934 (Exchange Act), the optionee generally will recognize ordinary income only on the date that the optionee is no longer subject to
Section 16(b) liability in an amount equal to the fair market value of the shares on the date the optionee is no longer subject to liability less the option exercise price. Nevertheless, the optionee may elect under Section 83(b) of the Code, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

     Shares acquired upon the exercise of a Non-qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than twelve months prior to disposition or short-term capital gain or loss if the optionee has held the shares for one year or less prior to disposition.

     If an optionee with a Non-qualified Stock Option pays the exercise price, in whole or in part, with previously acquired shares, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired shares to UCFC. Shares received by an optionee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

     STOCK APPRECIATION RIGHTS. The Benefits Committee may include SARs as a component of an option or independent of an option. The SAR would entitle the recipient to receive an amount of cash equal to the amount by which the fair market value of the shares subject to the SAR exceeds the exercise price of the SAR.

     TAX TREATMENT OF SARS. A participant in the Incentive Plan is not taxed upon the grant of SARs. Instead, participants will generally be taxed on the exercise date, at ordinary income rates, on the amount of cash received and the fair market value of any common shares received. However, if the sale of common shares could subject a participant to liability under Section 16(b) of the Exchange Act, such participant generally will not recognize ordinary income with respect to such common shares until the participant is no longer subject to such liability, at which time the participant will recognize ordinary income in an amount equal to the fair market value of common shares on such date.

     PERFORMANCE AWARDS. The Benefit Committee may grant an award of cash, shares, restricted shares or other securities to be paid to an individual upon the achievement of certain performance goals.

     RESTRICTED SHARES. The Benefit Committee may grant awards of shares that are subject to restrictions on transfer and other restrictions on incidents of ownership, including vesting.

     TAX TREATMENT OF PERFORMANCE AWARDS AND RESTRICTED SHARE AWARDS.
Persons receiving performance awards and restricted shares under the Incentive Plan generally will not recognize income upon the award of such shares, but will recognize ordinary income when and to the extent the performance goals are achieved or the restrictions on such shares lapse, in an amount equal to the fair market value of the shares at the time the goals are achieved or restrictions lapse plus the amount of any dividends distributed to the participant with respect to such shares. If applicable withholding requirements are satisfied, Home Savings or UCFC will be entitled to a deduction each year in an amount equal to the income, if any, recognized by participants for such year.

     THE BOARD OF DIRECTORS OF UCFC RECOMMENDS THAT THE SHAREHOLDERS OF UCFC APPROVE THE INCENTIVE PLAN.


          PROPOSAL TWO - APPROVAL OF THE UNITED COMMUNITY FINANCIAL CORP.
                 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

     GENERAL. The following is a summary of the terms of the RRP and is qualified in its entirety by reference to the full text of the RRP, a copy of which is attached hereto as Exhibit B.

     PURPOSE. UCFC has proposed the RRP to reward and retain directors, directors emeritus, officers and employees of UCFC and Home Savings who are in key positions of responsibility by providing them with an ownership interest in UCFC. UCFC expects to contribute sufficient funds to enable the RRP to purchase up to 1,388,625 common shares of UCFC. The
Trustee of the RRP may buy additional shares with earnings or other distributions on common shares held by the RRP.

     ADMINISTRATION AND ELIGIBILITY. The RRP will be administered by the Board of Directors of UCFC or by a committee of directors. The board will determine which directors, directors emeritus and employees of UCFC and Home Savings will be awarded shares under the RRP and the number of shares awarded. At May 1, 1999, approximately 55 persons were eligible to receive awards under the RRP.

     The shares to be awarded pursuant to the RRP may be purchased by UCFC on the open market or may consist of authorized but unissued shares of UCFC. Management expects that the shares will be purchased on the open market. In the event that all 1,388,625 shares that may be awarded under the RRP consist of authorized but unissued shares of UCFC, the interests of current shareholders will be diluted by approximately 3.85%. No individual may be granted over the term of the RRP awards for more than 25% of the total number of shares subject to the RRP.

     TERMS. Unless the RRP Committee specifies a longer period of time at the time an award is granted, one-fifth of the number of shares awarded to an individual will become earned and non-forfeitable on the date of grant and on each of the first four anniversaries of the date of such award. Compensation expense in the amount of the fair market value of the RRP shares will be recognized as the shares are earned. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or director emeritus of UCFC or Home Savings or an employee of UCFC or Home Savings, except that in the event of the death, disability or retirement between ages 60 and 64 with 15 years of service to UCFC or a subsidiary, or retirement at or after age 65 of a participant or of a "change in control" or "imminent change in control" of UCFC or Home Savings, the participant's shares will be deemed to be earned and non-forfeitable. In the event death or of a change in control, the shares will be released to the participant immediately, but in the event of disability or retirement, the shares will remain subject to the vesting schedule set forth in the award
agreement.   A "change in control" means (i) the execution of an agreement for the sale of all, or a material portion, of the assets of UCFC or Home Savings;
(ii) the execution of an agreement for a merger or recapitalization of UCFC or Home Savings or any merger or recapitalization whereby UCFC or Home Savings is not the surviving entity; (iii) a change of control of UCFC or Home Savings, as defined or determined by the OTS; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of "beneficial ownership" as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent or more of the outstanding voting securities of UCFC or Home Savings by any person, trust, entity or group. An "imminent change in control" means any offer or announcement, oral or written, by any party, to acquire control of UCFC or Home Savings as to which an application or notice has been filed with the OTS and such application has been approved or such notice has not been disapproved, if such acquisition has not been approved by the Board of Directors.

     The shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares awarded to him or her, whether or not they have been earned. Shares that have been awarded but not earned may not be transferred.

     TAX TREATMENT OF SHARES AWARDED UNDER THE RRP. Persons receiving shares under the RRP generally will not recognize income upon the award of such shares, but will recognize ordinary income when and to the extent the restrictions on such shares lapse, in an amount equal to the fair market value of the shares at the time such restrictions lapse plus the amount of any dividends distributed to the participant with respect to such shares. If applicable withholding requirements are satisfied, Home Savings will be entitled to a deduction each year in an amount equal to the income, if any, recognized by participants for such year.

     THE BOARD OF DIRECTORS OF UCFC RECOMMENDS THAT THE SHAREHOLDERS OF UCFC APPROVE THE RRP.

                    PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 2000 Annual Meeting of Shareholders of UCFC should be sent to UCFC by certified mail and must be received by UCFC not later than November 25, 1999. In addition, if a shareholder intends to present a proposal at the 2000 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 8, 2000, then the proxies designated by the Board of Directors of UCFC for the 2000 Annual Meeting of Shareholders of UCFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

     Management knows of no other business that may be brought before the Special Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Special Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                   By Order of the Board of Directors




Youngstown, Ohio                   Douglas M. McKay,
June 7, 1999                       President and Chairman of the Board

                          UNITED COMMUNITY FINANCIAL CORP.

                           1999 LONG-TERM INCENTIVE PLAN

                          UNITED COMMUNITY FINANCIAL CORP.

                           1999 LONG-TERM INCENTIVE PLAN

                                       INDEX


SECTION                                      DESCRIPTION
-------                                      -----------
1                                            Purpose of the Plan

2                                            Definitions

3                                            Types of Awards Covered

4                                            Administration

5                                            Eligibility

6                                            Shares Subject to the Plan

7                                            Stock Options

8                                            Stock Appreciation Rights

9                                            Restricted Stock

10                                           Performance Awards

11                                           Other Stock-Based Incentive Awards

12                                           Exercise of Options

13                                           Rights in Event of Death,
                                             Disability or Retirement

14                                           Award Agreements

15                                           Tax Withholding

16                                           Change of Control

17                                           Dilution or Other Adjustment

18                                           Transferability

19                                           Amendment or Termination

20                                           General Provisions

21                                           Plan Effective Date

22                                           Plan Termination

23                                           Governing Law

                                     EXHIBIT A


                         UNITED COMMUNITY FINANCIAL CORP.
                            1999 LONG-TERM INCENTIVE PLAN


                                     SECTION 1
                                PURPOSE OF THE PLAN

1.1 The purpose of the United Community Financial Corp. 1999 Long-Term Incentive Plan is to attract and retain qualified directors, directors emeritus and employees and to strengthen the mutuality of interests between such directors, directors emeritus and employees and the Corporation's shareholders by providing directors, directors emeritus and employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Corporation.


                                     SECTION 2
                                    DEFINITIONS

2.1 Unless the context indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

          a) "AFFILIATE" means (i) a member of a controlled group of corporations of which the Corporation is a member or (ii) an unincorporated trade or business which is under common control with the Corporation as determined in accordance with Section 414(c) of the Code, and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall have the meaning set forth in Section 1563(a) of the Code determined without regard to Sections 1563(a)(4) and (e)(3)(c) of the Code.

          b) "AWARD" means a grant or award under this Plan in the form of an Option, an SAR, Restricted Shares, a Performance Award or any other stock-based incentive award.

          c)   "BOARD" means the Board of Directors of the Corporation.

          d) "CHANGE OF CONTROL" means an event defined in Section 16 of this Plan.

          e) "CODE" means the Internal Revenue Code of 1986, as amended, and related Treasury Regulations.

          f) "COMMITTEE" means any Committee comprised of two or more Outside Directors designated by the Board to administer the Plan in accordance with Section 4 of this Plan.

UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

          g) "COMMON SHARES" means the common shares, without par value, of the Corporation.

          h)   "CORPORATION" means UCFC.

          i) "DEFERRED SHARES" means an award made pursuant to Section 11 of this Plan of the right to receive Common Shares in lieu of cash thereof at the end of a specified time period.

          j) "DIRECTOR" means any member of the Board of Directors of the Corporation or the Board of Directors of a Subsidiary.

          k) "DIRECTOR EMERITUS" means any director emeritus of the Corporation or a Subsidiary.

          l) "DISABILITY" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          m) "EFFECTIVE DATE" means the date defined in Section 21.1 of this Plan.

          n) "EMPLOYEE" means any full-time employee of the Corporation or any of its Subsidiaries (including Directors or Directors Emeritus who are employed on a full-time basis by the Corporation or any of its Subsidiaries).

          o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          p) "FAIR MARKET VALUE" of a Common Share on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices of a Common Share on such date (or, if there was no trading or quotation in the Common Shares on such date, on the next preceding date on which there was trading or quotation) if the Common Shares are listed on a national securities exchange or quoted on an interdealer quotation system. If the Common Shares are not listed on a national securities exchange or quoted on an interdealer quotation system, the Fair Market Value of a Common Share shall be determined by the Committee in good faith based upon the best available facts and circumstances at the time.

          q)   "GRANTEE" means a person granted an Award under this Plan.

          r) "IMMEDIATE FAMILY" means, with respect to a given Grantee, that Grantee's spouse, children or grandchildren (including adopted children or grandchildren).

          s) "ISO" means an Award that is intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

          t) "NON-EMPLOYEE DIRECTOR" means a Director or Director Emeritus of the Corporation or a Subsidiary who is not an Employee nor has been an Employee at any time during the prior one-year period.

UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

          u) "NQSO" means an Award that is not intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

          v) "OPTIONS" refers collectively to NQSOs and ISOs issued under this Plan.

          w) "OTS" means the Office of Thrift Supervision, Department of the Treasury.

          x) "OUTSIDE DIRECTOR" means a non-employee Director or Director Emeritus within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any successor thereto, who is also an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder.

          y) "PERFORMANCE AWARD" means an Award under the Plan, payable in cash, Common Shares, other securities or other awards which confers on the holder thereof the right to receive payments upon the achievement of certain performance goals during the performance periods established by the Committee.

          z) "PERMITTED TRANSFEREE" means any individual or entity as defined in Section 18.2 of this Plan.

          aa) "PLAN" means this 1999 Long-Term Incentive Plan as set forth herein and as amended from time to time.

          bb) "RESTRICTED SHARES" means an Award of Common Shares subject to restrictions on transfer and/or any other restrictions on incidents of ownership as the Committee may determine.

          cc) "RETIREMENT" means the retirement of a Grantee between ages 60 and 64 with 15 or more years of service to the Corporation or a Subsidiary, or the retirement of a Grantee at or after age 65.

          dd) "RULES" means Rule 16(b)(3) and any successor provisions promulgated by the Securities and Exchange Commission under
               Section 16 of the Exchange Act.

          ee) "SAR" means an Award constituting the right to receive, upon surrender of the right, but without payment, an amount payable in cash.

          ff) "SUBSIDIARY OR SUBSIDIARIES" means any entity or entities in which the Corporation owns a majority of the voting power.

          gg) "TEN PERCENT SHAREHOLDER" means any Grantee who owns more than 10% of the combined voting power of all classes of stock of the Corporation, within the meaning of Section 422 of the Code.

          hh) "TERMINATED FOR CAUSE" means any removal of a Director or discharge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation

UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

               (other than traffic violations or similar offenses) or a material violation of a final cease-and-desist order or for any other action of a director or employee which results in a substantial financial loss to the Corporation or a Subsidiary.


                                     SECTION 3
                              TYPES OF AWARDS COVERED

3.1       Awards granted under this Plan may be:

          a)   Options which may be designated as:

               (i)  NQSOs; or

               (ii) ISOs;

          b)   SARs;

          c)   Restricted Shares;

          d)   Performance Awards; or

          e)   other forms of stock-based incentive awards.


                                     SECTION 4
                                   ADMINISTRATION

4.1 This Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. Subject to the provisions of this Plan and applicable law, the Committee shall have full discretion and the exclusive power:

          a) to select the Employees, Directors and Directors Emeritus who will participate in the Plan and to make Awards to such Employees and Directors;

          b) to determine the times at which Awards shall be granted and any terms and conditions with respect to Awards as shall not be inconsistent with the provisions of this Plan; and

          c) to resolve all questions relating to the administration of this Plan and applicable law.

UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

4.2 The interpretation of, and application by, the Committee of any provision of this Plan shall be final and conclusive. The Committee, in its sole discretion, may establish rules and guidelines relating to this Plan as it may deem appropriate.

4.3 A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action in writing by all members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

4.3 The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any retained counsel or consultant and any computation received from any retained consultant or agent. The Committee shall keep minutes of its actions under this Plan.

4.4 No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Awards. If a member of the Board or of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by such member in such capacity under or with respect to this Plan, the Corporation shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if such member acted in good faith and in a manner such member reasonably believed to be in or not opposed to the best interests of the Corporation and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe such member's conduct was unlawful.


                                     SECTION 5
                                    ELIGIBILITY

5.1 The individuals who shall be eligible to participate in this Plan shall be Directors, Directors Emeritus, officers, management, and such other key Employees of the Corporation and the Subsidiaries as the Committee may from time to time determine.


                                     SECTION 6
                        SHARES OF STOCK SUBJECT TO THE PLAN

6.1       Awards may be granted with respect to the Common Shares.

UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

6.2 Shares delivered upon exercise of an Award, at the election of the Board, may be Common Shares that are authorized but previously unissued, or Common Shares reacquired by the Corporation, or both.

6.3 The maximum number of Common Shares that may be issued pursuant to Awards granted under this Plan, subject to adjustment as provided in
          Section 17 of this Plan, shall be 3,471,562 Common Shares. For the purpose of computing the total number of Common Shares available for Awards under this Plan, there shall be counted against the foregoing limitation the number of Common Shares subject to issuance upon exercise of Awards as of the dates on which such Awards are granted. If any Awards are forfeited, terminated or exchanged for other Awards, or expire unexercised, the Common Shares which were theretofore subject to such Awards shall again be available for Awards under this Plan to the extent of such forfeiture, termination or expiration of such Awards.

6.4 Notwithstanding any other provision of this Plan to the contrary, subject to adjustment as provided in Section 17 of this Plan, the maximum number of Common Shares that may be issued to any individual during the term of this Plan pursuant to Options granted under this Plan shall be 25% of the number of Common Shares that may be issued pursuant to this Plan.

6.5 Any Common Shares subject to an Award which, for any reason, expires or is terminated unexercised, shall again be available for the grant of other Awards under this Plan; provided, however, that forfeited shares or other securities shall not be available for further Awards if the Grantee has realized any benefits of ownership from such shares.


                                     SECTION 7
                                   STOCK OPTIONS

 7.1 The Committee may grant Options, as follows, which shall be evidenced by a stock option agreement and may be designated as NQSOs or ISOs:

          a)   NQSOS

               (i) A NQSO is a right to purchase a specified number of Common Shares during a period determined by the Committee, not to exceed ten years, at a price determined by the Committee that is not less than the Fair Market Value of the Common Shares on the date the Option is granted.

               (ii) The exercise price of the NQSO may be paid in cash. At the discretion of the Committee, the exercise price may also be paid by the tender of Common Shares to the Corporation or through a combination of Common Shares and

UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

                     cash or through such other means as the Committee determines are consistent with the purpose of this Plan and applicable law. No fractional Common Shares will be issued or accepted by the Corporation.

               (iii) No NQSO may be exercised more than ten years after the date the NQSO is granted.

               (iv) The Committee may permit the person exercising the NQSO, either on a selective or an aggregate basis, to simultaneously exercise the NQSO and sell the Common Shares acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from the sale as payment of the exercise price of the NQSO.

          (b)  ISOS

               (i) No ISO may be granted under this Plan to a Non-Employee Director.

               (ii) To the extent the aggregate Fair Market Value (determined at the time of the grant of the Award) of the number of Common Shares with respect to which ISOs are exercisable under all plans of the Corporation or a Subsidiary for the first time by a Grantee during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such ISOs shall be treated as NQSOs to the extent of such excess.

               (iii) No ISO may be exercisable more than:

                         A) ten years after the date the ISO is granted in the case of a Grantee who is not a Ten Percent Shareholder on the date the ISO is granted; and

                         B) five years after the date the ISO is granted in the case of a Grantee who is a Ten Percent Shareholder on the date the ISO is granted.

               (iv) The exercise price of any ISO shall be determined by the Committee and shall not be less than:

                         A) the Fair Market Value of the Common Shares subject to the ISO on the date of grant in the case of a Grantee who is not a Ten Percent Shareholder on the date the ISO is granted; and

                         B) not less than 110 percent of the Fair Market Value of the Common Shares subject to the ISO on the date of grant in the case of a Grantee who is a Ten Percent Shareholder on the date the ISO is granted.

UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

               (v) The Committee may provide that the exercise price under an ISO may be paid by one or more of the methods available for paying the exercise price of an NQSO under Section 7.1(a)(iv) of this Plan.


                                     SECTION 8
                             STOCK APPRECIATION RIGHTS

 8.1 The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a Common Share on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than the Fair Market Value of a Common Share on the date the SAR is granted. SARs may be granted in tandem with an Option in which event the Grantee has the right to elect to exercise either the SAR or the Option. Upon the election to exercise one of these Awards, the other Award is subsequently terminated. An SAR may also be granted as an independent Award.

 8.2 In the case of an SAR granted in tandem with an ISO to an Employee who is a Ten Percent Shareholder on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a Common Share on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110 percent of the Fair Market Value of a Common Share on the date the SAR is granted.

 8.3 The applicable percentage, exercise price and exercise period of a SAR shall be established by the Committee at the time the SAR is granted.


                                     SECTION 9
                                  RESTRICTED STOCK

 9.1 Restricted Shares are Common Shares that are issued to a Grantee at a price determined by the Committee, which price may be zero, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

 9.2 The Committee shall specify in the restricted share award agreement the terms upon which Restricted Shares shall vest; provided, however that the Grantee continues to be employed by the Corporation on the vesting date.

 9.3 The Committee may, in its discretion, provide for accelerated vesting of Restricted Shares upon the achievement of specified performance goals to be determined by the Committee.

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UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

 9.4      A Grantee may make the election under Section 83(b) of the Code.


                                     SECTION 10
                                 PERFORMANCE AWARDS

 10.1     A Performance Award granted under this Plan:

          a) may be denominated or payable in cash, Common Shares, Restricted Shares, other securities or other Awards; and

          b) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

 10.2 Subject to the terms of this Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.


                                     SECTION 11
                         OTHER STOCK-BASED INCENTIVE AWARDS

 11.1 The Committee may from time to time grant Awards under this Plan that provide a Grantee the right to purchase Common Shares or units that are valued by reference to the Fair Market Value of the Common Shares (including, but not limited to, phantom securities or dividend equivalents) or to receive Deferred Shares. Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a Change of Control); provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.


                                     SECTION 12
                                EXERCISE OF OPTIONS

 12.1 The Committee may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine subject to applicable law and the other requirements of this Plan.

 12.2 Except in the event of the death, Disability or Retirement of a Grantee, upon the resignation or removal from the board of directors of any Grantee who is a Director or upon the termination of employment of a Grantee who is not a Director, any Option

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UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

          which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, unless the Committee shall specifically state otherwise at the time an Option is granted, any Option which has become exercisable shall terminate if it is not exercised within three months of such resignation, removal or termination of employment or directorship.

 12.3 Unless the Committee shall specifically state otherwise at the time an Option is granted, in the event the employment or the directorship of a Grantee is Terminated for Cause, any Option that has not been exercised shall thereupon terminate and be of no further force or effect.

 12.4 An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Corporation at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment thereof and otherwise in accordance with the stock option award agreement pursuant to which the Option was granted.


                                     SECTION 13
                 RIGHTS IN EVENT OF DEATH, DISABILITY OR RETIREMENT

 13.1 If a Grantee dies, becomes subject to a Disability or enters Retirement prior to termination of his or her right to exercise an Option in accordance with the provisions of his or her stock option award agreement without having totally exercised the Option, the stock option award agreement may provide that the Option shall become exercisable in full on the date of the Grantee's death, Disability or Retirement, (i) in the event of the Grantee's death, by the Grantee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance (ii) in the event of the Grantee's Disability, by the Grantee or his or her personal representative or
          (iii) in the event of a Grantee's Retirement, by the Grantee.

 13.2 In the event of the Grantee's death, Disability or Retirement the Option, if it has become exercisable in full, shall not be exercisable after the date of its expiration or more than twelve months from the date of the Grantee's death, Disability or Retirement, whichever first occurs.

 13.3 The date of Disability of a Grantee shall be determined by the Committee.


                                     SECTION 14
                                  AWARD AGREEMENTS

 14.1 Each Award granted under this Plan shall be evidenced by an award agreement, as the Committee may deem appropriate, between the Grantee to whom the Award is granted

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UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

          and the Corporation, setting forth the number of Common Shares, SARs, or units subject to the Award and such other terms and conditions applicable to the Award not inconsistent with this Plan.

 14.2 The award agreement for an Option shall also be referred to as a stock option award agreement.


                                     SECTION 15
                                  TAX WITHHOLDING

 15.1 The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Corporation to withhold federal income taxes or other taxes with respect to any Award made under this Plan. Such rules and procedures may provide:

          a) in the case of Awards paid in Common Shares, the Corporation may withhold Common Shares otherwise issuable upon exercise of such Award in order to satisfy withholding obligations, unless otherwise instructed by the Grantee or unless the Committee determines otherwise at the time of Grant; and

          b) in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Grantee; provided that the requirements of the Rules, to the extent applicable, must be satisfied with regard to any withholding pursuant to clause (a).


                                     SECTION 16
                                 CHANGE OF CONTROL

 16.1 For the purpose of this Plan, a "Change of Control" of the Corporation means a change of control of a nature that:

          (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or

          (ii) results in a Change of Control of the Corporation within the meaning of the Home Owners' Loan Act of 1933, as amended, and the Rules and Regulations promulgated by the OTS, as in effect on the Effective Date (provided, that in applying the definition of change of control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or

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UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

         (iii) without limitation, such a Change of Control shall be deemed to have occurred at such time as;

                 (a) any "person" (as the term is used in Sections 13(d)
                     and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the Corporation's outstanding securities ordinarily having the right to vote at the election of directors;

                 (b) individuals who constitute the Board on the date
                     hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of a least 75% of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's shareholders was approved by the same Nominating Committee serving under an Incumbent Board shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board;

                 (c) a plan of reorganization, merger, consolidation,
                     sale of all or substantially all the assets of the Corporation or similar transaction occurs in which the Corporation is not the resulting entity or;

                 (d) the approval by shareholders of a proxy statement
                     proposal soliciting proxies from shareholders of the Corporation, by someone other than the current management of the Corporation; seeking shareholder approval of a plan of reorganization, merger or consolidation of the Corporation or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Corporation; or

                 (e) a tender offer is made and completed for 20% or
                     more of the voting securities of the Corporation.

 16.2 In the event of a Change of Control affecting the Corporation, then, notwithstanding any provision of this Plan or of any provisions of any Award agreements entered into between the Corporation and any Grantee to the contrary, all Awards that have not expired and which are then held by any Grantee (or the person or persons to whom any deceased Grantee's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards; provided, however, that in the event that any exercise or receipt of an Award in connection with a Change of Control alone, or in the

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UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

          aggregate with other payments to a Grantee, would result in the imposition of a penalty tax pursuant to Section 280G of the Code, such exercise or receipt would remain subject to any vesting schedule set forth in an Award.


                                     SECTION 17
                            DILUTION OR OTHER ADJUSTMENT

 17.1 If the Corporation is a party to any merger or consolidation, or undergoes any merger, consolidation, separation, reorganization, liquidation or the like, the Committee shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder.

 17.2 In the event of any change in capitalization affecting the Common Shares, such as a stock split, stock dividend, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, including a distribution (other than normal cash dividends) of Corporation assets to shareholders, the Committee shall conclusively determine the appropriate adjustment in the option prices of outstanding Options, and the number and kind of shares or other securities as to which outstanding Awards shall be exercisable, and the aggregate number of shares with respect to which Awards may be granted.

 17.3 The existence of this Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business; any merger, acquisition or consolidation of the Corporation; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Corporation's capital stock or the rights thereof; the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Option outstanding at the time of such corporate transaction or which would involve the termination of all Options outstanding at the time of such corporation transaction.

UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------


                                     SECTION 18
                                  TRANSFERABILITY

 18.1 Except as set forth in Section 18.2 of this Plan, no Award shall be sold, pledged, assigned, transferred, or encumbered by a Grantee other than by will or by the laws of descent and distribution.

 18.2 Only an NQSO may be pledged, assigned, or transferred by a Grantee to another individual provided that the NQSO is pledged, assigned, or transferred without consideration by a Grantee, subject to such rules as the Committee may adopt, to (i) a member of the Grantee's immediate family, (ii) a trust solely for the benefit of the Grantee and his or her immediate family or (iii) a partnership or limited liability company whose only partners or members are the Grantee and his or her Immediate Family (hereinafter referred to as the Permitted Transferee); provided that the Committee is notified in advance in writing of the terms and conditions of any proposed pledge, assignment or transfer and the Committee determines that such pledge, assignment or transfer complies with the requirements of this Plan and the applicable Award agreement.

 18.3 Any pledge, assignment or transfer of an Award that does not comply with the provisions of this Plan and the applicable Award agreement shall be void and unenforceable against the Corporation.

 18.4 All terms and conditions of a pledged, assigned or transferred Award shall apply to the beneficiary, executor, administrator, and Permitted Transferee, whether one or more, of the Grantee (including the beneficiary, executor and administrator of a permitted transferee), including the right to amend the applicable Award agreement; PROVIDED that the permitted transferee shall not pledge, assign or transfer an Award other than by will or by the laws of descent and distribution.



                                     SECTION 19
                       AMENDMENT, TERMINATION OR MODIFICATION

19.1 Without further approval of the shareholders of the Corporation, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (i) increase the aggregate number of Common Shares that may be issued under this Plan, except for adjustments pursuant to Section 17 of this Plan, (ii) materially modify the requirements as to eligibility for participation in this Plan, or
          (iii) materially increase the benefits accruing under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

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UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

19.2 The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option which the Board believes to be in the best interests of the Corporation; provided, however, that no such modification, extension or renewal shall confer on the holder of such Option any right or benefit which could not be conferred on him by the grant of a new Option at such time and shall not materially decrease the holder's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under this Plan.


                                     SECTION 20
                                 GENERAL PROVISIONS

 20.1 No Awards may be exercised by a Grantee if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Corporation, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

 20.2 A bona fide leave of absence approved by a duly constituted officer of the Corporation shall not be considered interruption or termination of service of any Grantee for any purposes of this Plan or Awards granted thereunder, except that no Awards may be granted to an Employee while he or she is on a bona fide leave of absence.

 20.3 No Grantee shall have any rights as a shareholder with respect to any shares subject to Awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Corporation.

 20.4 Nothing contained in this Plan or in an Award agreement granted thereunder shall confer upon any Grantee any right to (i) continue in the employ of the Corporation or any of its Subsidiaries or continue serving on the Board or (ii) interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate the Grantee's employment at any time or service on the Board.

 20.5 Any Award agreement may provide that shares issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks of forfeiture as the Committee may determine at the time such Award is granted.


                                     SECTION 21
                                PLAN EFFECTIVE DATE

 21.1 This Plan shall become effective on the date of its adoption by the Board subject to approval of this Plan by the shareholders of the Corporation within twelve (12) months

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UNITED COMMUNITY FINANCIAL CORP.
1999 LONG-TERM INCENTIVE PLAN
------------------------------------------------

          after the date of this Plan's adoption by the Board (the "Effective Date"). In the event of the failure to obtain such shareholder approval, this Plan and any Awards granted thereunder, shall be null and void and the Corporation shall have no liability thereunder.

 21.2 No Award granted under this Plan shall be exercisable until such shareholder approval has been obtained.


                                     SECTION 22
                                  PLAN TERMINATION

 22.1 No Award may be granted under this Plan on or after the date which is ten years following the effective date specified in Section 21, but Awards previously granted may be exercised in accordance with their terms.


                                     SECTION 23
                                   GOVERNING LAW

 23.1 This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent federal law shall be deemed applicable.

                                     EXHIBIT B

                          UNITED COMMUNITY FINANCIAL CORP.
                           RECOGNITION AND RETENTION PLAN
                                AND TRUST AGREEMENT


                                     ARTICLE I
                                    DEFINITIONS

     The following words and phrases, when used in this Agreement with an initial capital letter, shall have the meanings set forth below, unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     1.01 "Agreement" means the United Community Financial Corp. Recognition and Retention Plan and Trust Agreement.

     1.02 "Award" means a right granted to a Director, a Director Emeritus or an Employee under this Plan to receive Plan Shares.

     1.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under this Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Board and may be changed from time to time by similar written notice to the Board. In the absence of a written designation, the Beneficiary shall be the Recipient's estate.

     1.04   "Board" means the Board of Directors of the Corporation.

     1.05   "Code" means the Internal Revenue Code of 1986, as amended.

     1.06 "Committee" means the Recognition and Retention Plan Committee, if any, appointed by the Board pursuant to Article III hereof.

     1.07   "Common Shares" means common shares of the Corporation.

     1.08   "Company" means The Home Savings and Loan Company of Youngstown,
Ohio.

     1.09   "Corporation" means United Community Financial Corp.

     1.10 "Director" means any person who is a member of the Board of Directors of the Corporation, the Company or a Subsidiary.

     1.11 "Director Emeritus" means any person who is a director emeritus of the Corporation, the Company or a subsidiary.

     1.12 "Employee" means any person who is employed by the Corporation, the Company or a Subsidiary.

     1.13 "OTS" means the Office of Thrift Supervision, Department of the Treasury.

     1.14 "Plan" means the Recognition and Retention Plan established by this Agreement.

     1.15 "Plan Shares" means the Common Shares held pursuant to the Trust and which are awarded or issuable to a Recipient pursuant to the Plan.

     1.16 "Plan Share Reserve" means the Common Shares held by the Trustee pursuant to Sections 4.02 and 4.03 of this Agreement and not yet subject to Awards.

     1.17 "Recipient" means any Director, Director Emeritus or Employee who receives an Award under the Plan.

     1.18 "Retirement" means the retirement of an Employee, a Director or a Director Emeritus between ages 60 and 64 with 15 or more years of service to the Corporation, the Company or a Subsidiary, or the retirement of an Employee, a Director or a Director Emeritus at or after age 65.

     1.19 "Subsidiaries" means subsidiaries of the Corporation or the Company.

     1.20   "Trust" means the trust established by this Agreement.

     1.21 "Trustee(s)" means the person(s) or entity approved by the Board to hold legal title to the Plan assets for the purposes set forth herein.


                                     ARTICLE II
                        ESTABLISHMENT OF THE PLAN AND TRUST

     2.01 The Corporation hereby establishes a Recognition and Retention Plan and Trust upon the terms and subject to the conditions set forth in this Agreement.

     2.02 The Trustee hereby accepts the Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions of this Agreement.

     2.03 The purpose of the Plan is to reward and retain Directors, Directors Emeritus and Employees who are in key positions of responsibility by providing such Directors, Directors Emeritus and Employees with an equity interest in the Corporation as reasonable compensation for their contributions to the Corporation, the Company and the Subsidiaries.


                                    ARTICLE III
                             ADMINISTRATION OF THE PLAN

     3.01 ROLE OF THE BOARD. The interpretation and construction by the Board of any provisions of this Agreement or of any Award granted hereunder shall be final, conclusive and binding. The Board may, in its discretion, appoint a Committee to administer this Plan. The Committee shall report actions and decisions with respect to the Plan to the Board upon request by the Board.

     3.02 LIMITATION ON LIABILITY. No member of the Board shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Awards granted under the Plan. If a member of the Board is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by such member in such capacity under or with respect to this Plan, the Corporation shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if such member acted in good faith and in a manner such member reasonably believed to be in or not opposed to the best interests of the Corporation, the Company and the Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe such member's conduct was unlawful.


                                     ARTICLE IV
                         CONTRIBUTIONS; PLAN SHARE RESERVE

     4.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Corporation to the Trust. No contributions to the Trust by Directors, Directors Emeritus or Employees shall be permitted.

     4.02   INVESTMENT OF TRUST ASSETS.  Except as otherwise set forth in
Section 7.02 of this Agreement, the Trustee may invest all of the Trust's assets, after providing for any required withholding as needed for tax purposes, exclusively in Common Shares. Except as otherwise specified, the Trust shall not purchase more than 1,388,625 Common Shares. The number of Plan Shares may exceed 1,388,625 Common Shares, if earnings or other distributions on Common Shares or other Plan assets are used to purchase additional Common Shares. Any funds held by the Trust that are not used to purchase Common Shares shall be invested by the Trustee in such interest-bearing account or accounts at the Company or elsewhere or in such other instruments or investments as the Trustee shall determine to be appropriate.

     4.03 EFFECT OF FORFEITURES. Any Plan Shares subject to an Award that is forfeited by the Recipient pursuant to Section 6.01 of this Agreement shall be returned to the Plan Share Reserve.


                                     ARTICLE V
                              ELIGIBILITY; ALLOCATIONS

     5.01 ELIGIBILITY. Directors, Directors Emeritus and Employees are eligible to receive Awards within the sole discretion of the Board.

     5.02 ALLOCATIONS. The Board will determine which of the Directors, Directors Emeritus and Employees will be granted Awards and the number of Plan Shares covered by each Award; provided, however, that no Director, Director Emeritus or Employee shall be granted Awards over the term of the Plan for more than 25% of the total number of Common Shares subject to the Plan.

     No Award shall be granted if such grant would result in a violation or possible violation of federal or state securities laws. In the event Plan Shares are forfeited for any reason or additional Plan Shares are purchased by the Trustee, the Board may, from time to time, determine which of the Directors, Directors Emeritus and Employees will be granted additional Awards to be awarded from forfeited or additional Plan Shares.

     In selecting the Directors, Directors Emeritus and Employees to whom Awards will be granted and the number of Plan Shares covered by such Awards, the Board shall consider the position, duties and responsibilities of the eligible Directors, Directors Emeritus and Employees, the value of their services to the Corporation, the Company and the Subsidiaries and any other factors the Board may deem relevant.

     5.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 5.02 of this Agreement that an Award is to be made, the Board shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Board determines that an Award is to be made or a later date designated by the Board shall be considered the date of grant of the Awards.

     5.04 ALLOCATIONS NOT REQUIRED. None of the Directors, Directors Emeritus or Employees, either individually or as a group, shall have any right or entitlement to receive an Award under the Plan. The Trustee shall, if so directed by the Board, return all Common Shares and other assets in the Plan Share Reserve to the Corporation at any time.


                                     ARTICLE VI
               EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     6.01   EARNING PLAN SHARES; FORFEITURES.

            (a) GENERAL RULES. Unless the Board shall specifically state a different period of time over which Awards shall be earned and non-forfeitable or that an Award is immediately earned and nonforfeitable at the time an Award is granted, Plan Shares shall be earned and non-forfeitable by a Recipient over a period of four years at the rate of one-fifth per year commencing on the date of the grant of such Award. As Plan Shares become earned and non-forfeitable, any cash dividends, returned capital and earnings thereon shall also be earned and non-forfeitable.

            (b) REVOCATION. Unless otherwise permitted by applicable laws and regulations, any Plan Shares and any cash dividends, returned capital and earnings thereon that have not been earned and are not non-forfeitable in accordance with Section 6.01(a) of this Agreement shall be forfeited in the event that (i) a Recipient who is a Director or a Director Emeritus at the time of Award is no longer a Director or a Director Emeritus on at least one of the Boards of Directors of the Corporation, the Company or a Subsidiary or (ii) a Recipient who is not a Director or a Director Emeritus of the Corporation, the Company or a Subsidiary ceases to be an Employee of the Corporation, the Company or a Subsidiary, except as otherwise provided in subsections (c) and (d) of this
Section 6.01.

            (c) EXCEPTION FOR TERMINATIONS DUE TO DISABILITY OR RETIREMENT. All Plan Shares and cash dividends, returned capital and earnings thereon subject to an Award held by a Recipient whose service as a Director, Director Emeritus or Employee terminates due to (i) disability (as determined by the Board), or (ii) Retirement shall be deemed fully earned and non-forfeitable as of the later of the Recipient's last day of service as a Director, Director Emeritus or as an Employee, but shall be distributed in accordance with the vesting schedule set forth in the Award agreement.

            (d) EXCEPTION FOR TERMINATION DUE TO DEATH. All Plan Shares and cash dividends, returned capital and earnings thereon subject to an Award held by a Recipient whose service as a Director, Director Emeritus or Employee terminates due to death shall be deemed fully earned and non-forfeitable as of the later of the Recipient's last day of service as a Director, Director Emeritus or as an Employee and shall be distributed as soon as practicable thereafter.

            (e) EXCEPTION FOR CHANGE IN CONTROL. Notwithstanding any other provision of this Agreement and subject to the determination of the Board at the time of a change in control or imminent change in control, all Plan Shares subject to an Award held by a Recipient shall be deemed to be immediately 100% earned and non-forfeitable in the event of a change in control or imminent change in control of the Corporation or the Company and shall be distributed as soon as practicable thereafter; provided, however, that in the event that any distribution of Plan Shares in connection with a change in control or imminent change in control of the Corporation or the Company alone, or in the aggregate with other payments to the Recipient, would result in the imposition of a penalty tax pursuant to Section 280G of the Code, such distributions shall remain subject to the vesting schedule set forth in the Award agreement. For purposes of this Section 6.01(d), "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Corporation of the Company; (ii) the execution of an agreement for a merger or recapitalization of the Corporation of the Company or any merger or recapitalization whereby the Corporation of the Company is not the surviving entity; (iii) a change of control of the Corporation of the Company, as defined or determined by the OTS; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of the terms "beneficial ownership" as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation of the Company by any person, trust, entity or group. For purposes of this Section 6.01(e), "imminent change in control" shall refer to any offer or announcement, oral or written, by any party, to acquire control of the Corporation or the Company as to which an application or notice has been filed with the OTS and such application has been approved or such notice has not been disapproved, if such acquisition of the Corporation or the Company has not been approved by the Board.

     6.02   DISTRIBUTION OF PLAN SHARES.

            (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Except as otherwise provided in this Agreement, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, together with any cash dividends, returned capital and earnings thereon with respect to Plan Shares that have been earned.

            (b) FORM OF DISTRIBUTION. All distributions of Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Shares. No fractional shares shall be distributed. Payments representing cash dividends, returned capital and earnings thereon shall be made in cash.

            (c) WITHHOLDING. The Trustee may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes and, if the amount of such cash payment is not sufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.
The Trustee shall pay over to the Corporation, the Company or the Subsidiary which employs or employed such Recipient or which the Recipient serves or served as a Director or as a Director Emeritus, any such amount withheld from or paid by the Recipient or Beneficiary.

            (d) REGULATORY EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement, no Plan Shares, upon becoming fully earned and non-forfeitable, shall be distributed unless and until all of the requirements of all applicable laws and regulations shall have been met.

     6.03 VOTING OF PLAN SHARES. All Common Shares held by the Trustee in the Plan Share Reserve that have not yet been awarded shall be voted by the Trustee. A Recipient shall be entitled to direct the Trustee with respect to the voting of Plan Shares that have been awarded to the Recipient but are still held in the Trust, whether or not such awarded Plan Shares have been earned.


                                    ARTICLE VII
                                       TRUST

     7.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the Trust and the applicable directions, rules, regulations, procedures and policies established by the Board pursuant to this Agreement.

     7.02 MANAGEMENT OF TRUST. The Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust assets, except that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends or returned capital paid with respect to Plan Shares subject to outstanding Awards and earnings thereon, in Common Shares to the fullest extent practicable and permitted pursuant to Section 4.02 of this Agreement, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. Subject to the foregoing and except as specifically set forth elsewhere in this Agreement, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

            (a) To invest up to 100% of all Trust assets in Common Shares without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and, in making such investment, the Trustee is authorized to purchase Common Shares from the Corporation or from any other source. Such Common Shares so purchased may be outstanding, newly issued or treasury shares;

            (b) To invest any Trust assets not invested in Common Shares in such deposit accounts and certificates of deposit (including those issued by the Company), obligations of the

     United States government or its agencies or such other investments as shall be considered the equivalent of cash;

            (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust;

            (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust);

            (e) To hold cash without interest in such amounts as may be reasonable, in the opinion of the Trustee, for the proper operation of the Plan and the Trust;

            (f) To employ brokers, agents, custodians, consultants and accountants;

            (g) To hire counsel to render advice with respect to the Trustee's rights, duties and obligations hereunder, and such other legal services or representation as the Trustee may deem desirable; and

            (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or to give bond.

     7.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board.

     7.04 EARNINGS. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Board, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. Without limiting the generality of the foregoing, any earnings on cash dividends or returned capital received with respect to Common Shares shall be allocated (a) to accounts for Recipients, if such shares are the subject of outstanding Awards, and shall become earned and be distributed as specified in Article VI of this Agreement, or (b) otherwise to the general account of the Trust if such Plan Shares are not the subject of outstanding awards.

     7.05 EXPENSES. All costs and expenses incurred in the operation and administration of the Plan shall be paid by the Corporation.

                                    ARTICLE VIII
                                   MISCELLANEOUS

     8.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for issuance pursuant to the Awards and the number of Plan Shares to which any Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding Common Shares issued subsequent to the effective date of the Plan if such increase or decrease resulted from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

     8.02 AMENDMENT AND TERMINATION OF PLAN AND RETURN OF SHARES TO THE CORPORATION. The Board may, by resolution, at any time amend or terminate the Plan or direct the Trustee to return to the Corporation all or any part of the assets of the Trust, including Common Shares held in the Plan Share Reserve, as well as Common Shares and other assets subject to Awards which have not yet been earned by the Recipients to whom they have been awarded; provided, however, that the termination of the Trust shall not affect a Recipient's right to earn Awards already granted and to the distribution of Common Shares and earnings relating to such Awards in accordance with the terms of this Agreement and the grant by the Board.

     8.03 NONTRANSFERABLE. Awards shall not be transferable by a Recipient. During the lifetime of the Recipient, an Award may only be earned by and paid to the Recipient who was notified in writing of the Award by the Board pursuant to
Section 5.03 of this Agreement. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or the Trust, nor shall the Corporation, the Company or any Subsidiary be subject to any claim for benefits hereunder.

     8.04 DIRECTORSHIP RIGHTS. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Board or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Director or Director Emeritus to continue to serve as a Director or as a Director Emeritus of the Company or a Subsidiary.

     8.05 EMPLOYMENT RIGHTS. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Board or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee to continue in the employ of the Corporation, the Company or a Subsidiary.

     8.06 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by an Award, except as expressly provided in Article VI of this Agreement, prior to the time such Plan Shares are actually distributed to such Recipient.

     8.07 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Ohio.

     8.08 EFFECTIVE DATE. This Agreement shall be effective as of the 12th day of July, 1999.

     8.09   TERM OF PLAN.  The Plan shall remain in effect until the earlier of
(a) the termination of the Plan by the Board or (b) the distribution of all assets from the Trust. The termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid or by their terms expire or are forfeited.

     8.10 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a grantor trust of the Company under the provisions of
Section 671, ET SEQ., of the Internal Revenue Code of 1986, as amended (26 U.S.C. Section 671 ET SEQ.).

     IN WITNESS WHEREOF, the following Trustee executes this Agreement, accepting and binding itself to undertake and perform the obligations and duties of the Trustee hereunder and consenting to the foregoing Agreement effective the ___ day of ____________, 1999.



                               By:                             (Trustee)
                                   ---------------------------


     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and duly attested, all as of the ___ day of ____________, 1999

                               UNITED COMMUNITY FINANCIAL CORP.



                               By:
---------------------------        ----------------------------------------
Donald J. Varner                   Douglas M. McKay
its Secretary                      its President and Chairman of the Board

                                  REVOCABLE PROXY

                          UNITED COMMUNITY FINANCIAL CORP.

                     THIS PROXY IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF UNITED COMMUNITY FINANCIAL CORP.

     The undersigned shareholder of United Community Financial Corp. ("UCFC"), hereby constitutes and appoints Donald J. Varner and Patrick A. Kelly, or either of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Special Meeting of Shareholders of UCFC to be held at Mr. Anthony's, 7440 South Avenue, Boardman, Ohio, on July 12, 1999, at 10:00 a.m., Eastern Daylight Saving Time (the "Special Meeting"), all of the shares of UCFC which the undersigned is entitled to vote at the Special Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1. The approval of the United Community Financial Corp. 1999 Long-Term Incentive Plan;


               / / FOR               / / AGAINST                 / / ABSTAIN

2. The approval of the United Community Financial Corp. Recognition and Retention Plan and Trust Agreement.

               / / FOR               / / AGAINST                 / / ABSTAIN

3. In their discretion, upon such other business as may properly come before the Special Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

          IMPORTANT:  PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

     This Proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If this Proxy is signed, dated and returned but no boxes are marked, the shares will be voted FOR proposals 1 and 2.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement is hereby acknowledged.

     Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


---------------------------------       -----------------------------------
Signature                               Signature


---------------------------------       -----------------------------------
Print or Type Name                      Print or Type Name


Dated:                                  Dated:
       --------------------------              ----------------------------

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.